Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2004

Boston Properties, Inc.

First Quarter 2004

Table of Contents

	Page		Page
Company Profile	3	Grand Total—Office, Office/Technical, Industrial and Retail Properties	27
Investor Information	4	Greater Boston Area Lease Expiration Roll Out	28-29
Research Coverage	5	Washington DC Area Lease Expiration Roll Out	30-31
Financial Highlights	6	San Francisco Area Lease Expiration Roll Out	32-33
Consolidated Balance Sheets	7	New York Area Lease Expiration Roll Out	34-35
Consolidated Income Statements	8	Princeton Area Lease Expiration Roll Out	36-37
Funds From Operations	9	Other Properties Lease Expiration Roll Out	38-39
Funds Available for Distribution and Ratios	10	CBD/Suburban Lease Expiration Roll Out	40-41
Capital Structure	11	Hotel Performance	42
Debt Analysis	12-14	Occupancy Analysis	43
Unconsolidated Joint Ventures	15-16	Same Property Performance	44
Portfolio Overview-Square Footage	17	Reconciliation to Same Property Performance and Net Income	45-46
In-Service Property Listing	18-21	Leasing Activity	47
Top 20 Tenants and Tenant Diversification	22	Capital Expenditures, Tenant Improvements and Leasing Commissions	48
Office Properties—Lease Expiration Roll Out	23	Acquisitions/Dispositions	49
Office/Technical Properties—Lease Expiration Roll Out	24	Value Creation Pipeline—Construction in Progress	50
Industrial Properties—Lease Expiration Roll Out	25	Value Creation Pipeline—Land Parcels and Purchase Options	51
Retail Properties—Lease Expiration Roll Out	26	Definitions	52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2004

COMPANY PROFILE

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings. Boston Properties is well known for its in-house building management expertise, responsiveness to tenants’ needs and development capabilities.

The Boston Properties Management Team is among the most distinguished in the REIT industry. This deep and talented team of twenty-eight individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. Chairman Mortimer Zuckerman is nationally known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News. He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania. President and CEO Edward Linde serves on a number of corporate and philanthropic boards, including John Hancock Financial Services, Inc. the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable. He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration.

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. The Company’s targeted markets are characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities. Boston Properties’ business strategy includes selectively acquiring assets which increase its penetration in the markets in which it has chosen to concentrate while exploring the sale of properties to take advantage of its value creation and the demand for its premier properties, which often results in high sale prices. The Company continues to enhance its balanced capital structure through its access to a variety of sources of capital. Additionally, Boston Properties is an investment grade rated company maintaining current senior unsecured debt ratings of BBB from Standard & Poor’s, Baa2 from Moody’s Investors Service and BBB from Fitch Ratings.

Boston Properties, Inc.

First Quarter 2004

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Alan J. Patricof Director	Robert E. Burke Executive Vice President for Operations	E. Mitchell Norville Senior Vice President, Manager of DC Office

Edward H. Linde	Richard E. Salomon
President and Chief Executive Officer	Director	Raymond A. Ritchey Executive Vice President,	Robert E. Pester Senior Vice President,
Director		National Director of Acquisitions & Development	Manager of San Francisco Office

Lawrence S. Bacow	Martin Turchin
Director	Director	Douglas T. Linde	Mitchell S. Landis
		Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President, Manager of Princeton Office

William M. Daley	David A. Twardock
Director	Director
		Bryan J. Koop	Frank D. Burt
Alan B. Landis		Senior Vice President, Manager of Boston Office	Senior Vice President, General Counsel
Director

		Robert E. Selsam	Arthur S. Flashman
		Senior Vice President, Manager of New York Office	Vice President and Controller
Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311	Financial inquiries should be directed to Michael Walsh, Vice President, Finance, at 617.236.3410 or mwalsh@bostonproperties.com
		investor_relations@boston properties.com www.bostonproperties.com	Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties. com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has had the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2004	Q4 2003	Q3 2003	Q2 2003	Q1 2003
High Price	$54.89	$48.34	$45.50	$44.51	$39.29
Low Price	$46.95	$43.55	$41.55	$38.65	$34.99
Average Price	$51.06	$46.02	$43.35	$41.36	$36.58
Closing Price, at the end of the quarter	$54.31	$48.19	$43.47	$43.80	$37.90
Dividends per share—annualized (1)	$2.52	$2.52	$2.52	$2.52	$2.44
Closing dividend yield—annualized	4.64%	5.23%	5.80%	5.75%	6.44%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	135,582	127,683	127,037	126,605	125,597
Closing market value of shares and units outstanding (thousands)	$7,363,458	$6,153,044	$5,522,298	$5,545,299	$4,760,126

(1)	Reflects dividend increase from $0.61 per share to $0.63 per share effective Q2 2003.

Timing

Quarterly results for 2004 will be announced according to the following anticipated schedule:

Second Quarter	Late July
Third Quarter	Late October
Fourth Quarter	Late January

Boston Properties, Inc.

First Quarter 2004

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Francis Greywitt	Chris Brown	Mark Streeter
A.G. Edwards & Sons, Inc.	KeyBanc Capital Markets	Banc of America Securities, LLC	J.P. Morgan Securities, Inc.
314.955.5452	216.443.4795	704.386.2524	212.834.5086

Lee Schalop /Daniel Oppenheim	David Shulman	Susan Berliner / Dan Mooney	John Forrey
Banc of America Securities LLC	Lehman Brothers	Bear Stearns & Company, Inc.	Merrill Lynch & Co., Inc.
212.847.5677 / 212.847.5733	212.526.3413	212.272.3824 / 212.272.0217	212.449.1812

Ross Smotrich / Michael Marron	Steve Sakwa / Brian Legg	Erich Marriott	Thomas Cook
Bear Stearns & Company, Inc.	Merill Lynch & Company, Inc.	BNP Paribas Securities Corp (NA)	Smith Barney Citigroup
212.272.8046 / 212.272.7424	212.449.0335 / 212.449.1153	212.841.3186	212.723.1112

Louis Taylor /Christoper Capolongo	Gregory Whyte / David Cohen	Thierry Perrein
Deutsche Bank Securities, Inc.	Morgan Stanley & Company, Inc.	Credit Suisse First Boston, Inc.
212.250.4912 / 212.250.7726	212.761.6331 / 212.761.8564	212.538.8618

David Loeb / Gustavo Sarago	James Sullivan / James Feldman	Scott O’Shea
Friedman, Billings, Ramsey &Co., Inc.	Prudential Equity Group, Inc. 212.778.2515 / 212.778.1724	Deutsche Bank Securities, Inc. 212.250.7190
703.469.1289 / 703.469.1042

Rating Agencies:

Carey Callaghan /Allison Widman	Jay Leupp / David Copp	William Travers
Goldman Sachs & Company	RBC Capital Markets (US)	Fitch Ratings
212.902.4351 / 212.902.2796	415.633.8588 / 415.633.8558	212.908.0304

Jim Sullivan / Liz Dhillon	Jonathan Litt / Gary Boston	Karen Nickerson
Green Street Advisors, Inc.	Smith Barney Citigroup	Moody’s Investors Service
949.640.8780	212.816.0231 / 212.816.1383	212.553.4924

Anthony Paolone /Michael Mueller	Keith Mills / John Kim	James Fielding
J.P. Morgan Securities, Inc.	UBS Securities, LLC	Standard & Poor’s
212.622.6682 / 212.622.6689	212.713.3098 / 212.713.9721	212.438.2452

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2004

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations can be found on page 52.

	Three Months Ended
	March 31, 2004	December 31,2003	September 30, 2003	June 30, 2003	March 31, 2003
Income Items:
Revenue	$333,654	$334,361	$328,539	$321,254	$317,398
Straight line rent (SFAS 13)	$11,620	$14,536	$12,144	$10,687	$10,866
Fair value lease revenue (SFAS 141) (1)	$(83)	$(53)	$(577)	$(167)	$—
Lease termination fees (included in revenues)	$1,558	$1,401	$1,735	$1,419	$1,761
Capitalized interest	$4,831	$5,192	$4,954	$4,601	$4,453
Capitalized wages	$1,357	$1,209	$1,288	$1,325	$1,172
Operating Margins [(rental revenue—rental expenses)/rental revenue] (2)	69.6%	69.5%	67.1%	70.1%	68.3%
Net income available to common shareholders	$66,048	$60,592	$56,970	$63,236	$185,045
Funds from operations (FFO) available to common shareholders before
net derivative gains/losses (3)	$103,831	$106,931	$99,057	$103,360	$102,735
FFO per share before net derivative gains/losses—diluted (3)	$0.99	$1.05	$0.98	$1.03	$1.03
Net income available to common shareholders per share—basic	$0.65	$0.62	$0.59	$0.66	$1.93
Net income available to common shareholders per share—diluted	$0.64	$0.61	$0.57	$0.64	$1.91
Dividends per share	$0.63	$0.63	$0.63	$0.63	$0.61
Funds available for distribution (FAD) (4)	$98,340	$85,742	$101,079	$104,324	$108,395

Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (5)	2.64	2.65	2.55	2.64	2.65
Interest Coverage Ratio (including capitalized interest)—cash basis (5)	2.48	2.48	2.39	2.48	2.50
FFO Payout Ratio (6)	63.64%	60.00%	64.29%	61.17%	59.22%
FAD Payout Ratio (7)	82.32%	88.61%	74.16%	70.90%	65.50%

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Capitalization:
Total Debt	$4,910,761	$5,004,720	$4,920,343	$4,819,282	$4,980,113
Price @ Quarter End	$54.31	$48.19	$43.47	$43.80	$37.90
Equity Value @ Quarter End	$7,363,458	$6,153,044	$5,522,298	$5,545,299	$4,760,126
Total Market Capitalization (8)	$12,274,219	$11,157,764	$10,442,641	$10,364,581	$9,740,239
Debt/Total Market Capitalization (8)	40.01%	44.85%	47.12%	46.50%	51.13%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $6,370, $6,620, $8,742, $6,459 and $5,391 for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(3)	For a quantitative reconciliation of the differences between FFO before net derivative gains/losses and net income available to common shareholders, see page 9.
(4)	For a quantitative reconciliation of the differences between FAD and FFO before net derivative gains/losses, see page 10.
(5)	For additional detail, see page 10.
(6)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FFO per share before net derivative gains/losses- diluted.
(7)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.
(8)	For additional detail, see page 52.

Boston Properties, Inc.

First Quarter 2004

CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
ASSETS	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Real estate	$8,272,848	$8,202,958	$8,060,525	$7,863,035	$7,745,475
Development in progress	579,751	542,600	481,571	445,003	418,798
Land held for future development	228,361	232,098	232,361	218,045	216,537
Real estate held for sale	42,449	5,604	—	—	—
Less accumulated depreciation	(1,047,911)	(1,001,435)	(952,754)	(893,246)	(846,002)

Total real estate	8,075,498	7,981,825	7,821,703	7,632,837	7,534,808
Cash and cash equivalents	182,151	22,686	37,621	158,587	384,418
Escrows	25,666	21,321	27,992	18,187	20,804
Tenant and other receivables, net	14,962	18,425	21,813	21,185	23,193
Accrued rental income, net	202,604	189,852	175,063	160,586	148,034
Deferred charges, net	196,598	188,855	178,819	168,833	165,559
Prepaid expenses and other assets	56,001	39,350	57,012	22,090	30,144
Investments in unconsolidated joint ventures	83,555	88,786	88,632	93,904	101,794

Total assets	$8,837,035	$8,551,100	$8,408,655	$8,276,209	$8,408,754

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,440,351	$3,471,400	$3,450,112	$3,349,134	$3,758,406
Unsecured senior notes, net of discount	1,470,410	1,470,320	1,470,231	1,470,148	1,221,707
Unsecured line of credit	—	63,000	—	—	—
Accounts payable and accrued expenses	110,002	92,026	69,940	49,299	63,319
Dividends and distributions payable	89,166	84,569	83,972	84,030	81,128
Interest rate contracts	6,417	8,191	9,875	12,677	13,663
Accrued interest payable	41,984	50,931	44,010	56,088	37,534
Other liabilities	79,390	80,367	69,242	63,771	63,992

Total liabilities	5,237,720	5,320,804	5,197,382	5,085,147	5,239,749

Commitments and contingencies	—	—	—	—	—

Minority interests	851,901	830,133	829,779	857,058	860,182

Stockholders' Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 106,442,998, 98,230,177, 97,577,665, 97,028,911 and 95,928,738 outstanding, respectively	1,064	982	976	970	959
Additional paid-in capital	2,453,215	2,104,158	2,084,490	2,032,952	2,010,764
Earnings in excess of dividends	319,890	320,900	322,530	327,222	325,114
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(7,872)	(6,820)	(7,271)	(7,734)	(8,448)
Accumulated other comprehensive loss	(16,161)	(16,335)	(16,509)	(16,684)	(16,844)

Total stockholders’ equity	2,747,414	2,400,163	2,381,494	2,334,004	2,308,823

Total liabilities and stockholders’ equity	$8,837,035	$8,551,100	$8,408,655	$8,276,209	$8,408,754

Boston Properties, Inc.

First Quarter 2004

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-04	31-Dec-03	30-Sep-03	30-Jun-03	31-Mar-03
Revenue:
Rental
Base Rent	$255,590	$256,688	$251,717	$246,994	$245,473
Recoveries from tenants	40,834	37,962	41,331	37,006	39,479
Parking and other	13,198	12,213	13,244	13,949	14,195

Total rental revenue	309,622	306,863	306,292	297,949	299,147
Hotel revenues	13,178	22,082	17,542	17,213	13,246
Development and management services	3,326	4,550	3,616	5,429	4,590
Interest and other (1)	7,528	866	1,089	663	415

Total revenue	333,654	334,361	328,539	321,254	317,398

Expenses:
Operating	61,139	58,513	65,999	57,484	60,663
Real estate taxes	39,893	39,977	40,273	37,643	37,734
Hotel operating	11,678	15,992	12,829	12,258	11,171
General and administrative	12,600	11,749	11,183	11,028	11,399
Interest (2)	74,305	75,001	75,343	75,447	73,645
Depreciation and amortization	56,477	55,912	53,072	50,356	49,472
Net derivative (gains)/losses	—	—	(885)	991	932
Loss from early extinguishment of debt	6,258	—	—	—	1,474

Total expenses	262,350	257,144	257,814	245,207	246,490

Income before minority interests and income from unconsolidated joint ventures	71,304	77,217	70,725	76,047	70,908
Minority interest in property partnerships	328	313	593	270	428
Income from unconsolidated joint ventures	1,377	662	1,343	1,353	2,658

Income before minority interest in Operating Partnership	73,009	78,192	72,661	77,670	73,994
Minority interest in Operating Partnership (3)	(17,248)	(18,689)	(17,921)	(18,924)	(18,313)

Income before gains on sales of real estate and other assets	55,761	59,503	54,740	58,746	55,681
Gains on sales of real estate and other assets, net of minority interest	6,698	—	1,341	3,546	52,912

Income before discontinued operations	62,459	59,503	56,081	62,292	108,593
Income from discontinued operations, net of minority interest	1,068	1,089	889	944	2,924
Gains on sales of real estate from discontinued operations, net of minority interest	2,521	—	—	—	73,528

Net income available to common shareholders	$66,048	$60,592	$56,970	$63,236	$185,045

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$0.65	$0.62	$0.59	$0.66	$1.93

Net income available to common shareholders per share—diluted	$0.64	$0.61	$0.57	$0.64	$1.91

(1)	Includes approximately $7.0 million related to the termination of an agreement to enter into a ground lease in the three months ended March 31, 2004.
(2)	Interest expense is reported net of capitalized interest of $4,831, $5,192, $4,954, $4,601 and $4,453 for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(3)	Equals minority interest share of 17.96%, 18.59%, 18.08%, 17.45% and 17.62% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2004

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Mar-04	31-Dec-03	30-Sep-03	30-Jun-03	31-Mar-03
Net income available to common shareholders	$66,048	$60,592	$56,970	$63,236	$185,045
Add:
Minority interest in Operating Partnership	17,248	18,689	17,921	18,924	18,313
Less:
Minority interest in property partnerships	328	313	593	270	428
Income from unconsolidated joint ventures	1,377	662	1,343	1,353	2,658
Gain on sales of real estate and other assets, net of minority interest	6,698	—	1,341	3,546	52,912
Income from discontinued operations, net of minority interest	1,068	1,089	889	944	2,924
Gain on sales of real estate from discontinued operations, net of minority interest	2,521	—	—	—	73,528

Income before minority interests and income from unconsolidated joint ventures	71,304	77,217	70,725	76,047	70,908
Add:
Real estate depreciation and amortization (1)	57,873	57,500	54,606	52,338	51,791
Income from discontinued operations	1,302	1,359	1,115	1,168	3,580
Income from unconsolidated joint ventures	1,377	662	1,343	1,353	2,658
Loss from early extinguishment of debt associated with the sale of properties	—	—	—	—	1,474
Less:
Minority property partnership’s share of funds from operations	904	945	805	842	866
Preferred dividends and distributions	4,385	4,443	5,183	5,852	5,771

Funds from operations (FFO)	126,567	131,350	121,801	124,212	123,774
Add (subtract):
Net derivative gains/losses	—	—	(885)	991	932

FFO before net derivative gains/losses	$126,567	$131,350	$120,916	$125,203	$124,706

FFO available to common shareholders before net derivative gains/losses (2)	$103,831	$106,931	$99,057	$103,360	$102,735

FFO per share before net derivative gains/losses—basic	$1.03	$1.09	$1.02	$1.07	$1.07

Weighted average shares outstanding—basic	100,890	97,945	97,360	96,531	95,733

FFO per share before net derivative gains/losses—diluted	$0.99	$1.05	$0.98	$1.03	$1.03

FFO per share after net derivative gains/losses—diluted	$0.99	$1.05	$0.99	$1.02	$1.02

Weighted average shares outstanding—diluted	110,577	107,188	107,231	107,408	105,955

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2004		December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO before net derivative gains/losses	$126,567	122,983	$131,350	120,312	$120,916	118,846	$125,203	116,931	$124,706	116,207
Effect of Dilutive Securities
Convertible Preferred Units	4,385	7,087	4,443	7,087	5,183	8,047	5,852	9,195	5,771	9,199
Stock Options and other	—	2,599	—	2,155	—	1,823	—	1,682	—	1,022

Diluted FFO before net derivative gains/losses	$130,952	132,669	$135,793	129,554	$126,099	128,716	$131,055	127,808	$130,477	126,428

Company’s share of diluted FFO before net derivative gains/losses (3)	$109,146	110,577	$112,349	107,188	$105,051	107,231	$110,137	107,408	$109,348	105,955

FFO per share before net derivative gains/losses—basic	$1.03		$1.09		$1.02		$1.07		$1.07

FFO per share before net derivative gains/losses—diluted	$0.99		$1.05		$0.98		$1.03		$1.03

(1)	Real estate depreciation includes the Company’s share of joint venture real estate depreciation of $1,697, $1,874, $1,821, $2,266 and $2,514 less corporate related depreciation of $617, $703, $670, $670 and $674 for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003 was 82.04%, 81.41%, 81.92%, 82.55% and 82.38%, respectively.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003 was 83.35%, 82.74%, 83.31%, 84.04% and 83.81%, respectively.

Boston Properties, Inc.

First Quarter 2004

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Funds from operations (FFO) before net derivative gains/losses (see page 9)	$126,567	$131,350	$120,916	$125,203	$124,706
Add: Non real estate depreciation	617	703	670	670	674
Fair value lease revenue (SFAS 141)	83	53	577	167	—
Stock-based compensation	1,279	451	434	713	433
Less: Straight-line rent	(11,620)	(14,536)	(12,144)	(10,687)	(10,866)
Recurring capital expenditures	(3,211)	(8,413)	(3,415)	(4,726)	(1,960)
Hotel improvements, equipment upgrades and replacements	(273)	(676)	(353)	(911)	(405)
2nd generation tenant improvements and leasing commissions	(15,102)	(23,190)	(5,606)	(6,105)	(4,187)

Funds available for distribution (FAD)	$98,340	$85,742	$101,079	$104,324	$108,395

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$71,304	$77,217	$70,725	$76,047	$70,908
Add:
Discontinued operations	1,302	1,359	1,115	1,168	3,580
Interest expense	74,305	75,001	75,343	75,447	73,645
Depreciation	56,477	55,912	53,072	50,356	49,472
Net derivative (gains)/losses	—	—	(885)	991	932
Prepayment penalty	—	—	—	—	1,474
Income from unconsolidated joint ventures	1,377	662	1,343	1,353	2,658
Discontinued Operations—depreciation	316	417	383	386	479
Discontinued Operations—interest expense	—	—	—	—	296
Fair value lease revenue (SFAS 141)	83	53	577	167	—
Less:
Straight-line rent	(11,620)	(14,536)	(12,144)	(10,687)	(10,866)

Subtotal	193,544	196,085	189,529	195,228	192,578
Divided by:
Interest expense (1)	73,305	73,975	74,214	74,077	72,352
Interest expense—discontinued operations	—	—	—	—	296

Total interest expense	73,305	73,975	74,214	74,077	72,648
Interest Coverage Ratio	2.64	2.65	2.55	2.64	2.65

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$71,304	$77,217	$70,725	$76,047	$70,908
Add:
Discontinued operations	1,302	1,359	1,115	1,168	3,580
Interest expense	74,305	75,001	75,343	75,447	73,645
Depreciation	56,477	55,912	53,072	50,356	49,472
Net derivative (gains)/losses	—	—	(885)	991	932
Prepayment penantly	—	—	—	—	1,474
Income from unconsolidated joint ventures	1,377	662	1,343	1,353	2,658
Discontinued Operations—depreciation	316	417	383	386	479
Discontinued Operations—interest expense	—	—	—	—	296
Fair value lease revenue (SFAS 141)	83	53	577	167	—
Less:
Straight-line rent	(11,620)	(14,536)	(12,144)	(10,687)	(10,866)

Subtotal	193,544	196,085	189,529	195,228	192,578
Divided by:
Interest expense (1) (2)	78,136	79,167	79,168	78,678	76,805
Interest expense—discontinued operations	—	—	—	—	296

Total interest expense	78,136	79,167	79,168	78,678	77,101
Interest Coverage Ratio	2.48	2.48	2.39	2.48	2.50

(1)	Excludes amortization of financing costs of $1,000, $1,026, $1,129, $1,370 and $1,293 for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(2)	Includes capitalized interest of $4,831, $5,192, $4,954, $4,601 and $4,453 for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

Boston Properties, Inc.

First Quarter 2004

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal March 31, 2004
Mortgage Notes Payable	$3,440,351
Unsecured Senior Notes, net of discount	1,470,410
Unsecured Line of Credit	—

Total Debt	$4,910,761

BPLP Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/2002
Principal Amount	$250,000,000	$300,000,000	$175,000,000	$750,000,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%
Coupon	5.000%	5.625%	6.250%	6.250%
Discount	99.329%	99.898%	99.763%	99.650%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	06/01/2015	04/15/2015	01/15/2013	01/15/2013

Equity

(in thousands)

	Shares & Units Outstanding	Common Stock Equivalents		Equivalent (1)
Common Stock	106,443	106,443	(2)	$5,780,919
Operating Partnership Units	22,052	22,052	(3)	1,197,644
Series Two Preferred Operating Partnership Units	5,401	7,087		384,895

Total Equity		135,582		$7,363,458

Total Debt				4,910,761

Total Market Capitalization				$12,274,219

(1)	Value based on March 31, 2004 closing price of $54.31 per share of common stock.
(2)	Includes 328 shares of restricted stock, of which 83 shares are vested as of March 31, 2004.
(3)	Includes 164 long-term incentive plan units, of which none are vested as of March 31, 2004.

Boston Properties, Inc.

First Quarter 2004

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2004	2005	2006	2007	2008	Thereafter	Total
Amount	$36,035	$326,451	$305,301	$545,485	$972,295	$2,725,194	$4,910,761
Weighted Average Rate	7.10%	6.33%	6.28%	3.59%	6.80%	6.62%	6.28%

Unsecured Debt

Unsecured Line of Credit—Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 3/31/04	Letters of Credit	Remaining Capacity @ 3/31/04
$605,000	$ —	$6,670	$598,330

Unsecured Senior Notes

(in thousands)

Face Amount @ 3/31/04	Amount net of discount @ 3/31/04
$1,475,000	$1,470,410

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.94%	5.95%	9.7	years
Secured Debt	70.06%	6.43%	5.0	years

Total Debt	100.00%	6.28%	6.4	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.35%	2.10%	2.7	years
Fixed Rate Debt	91.65%	6.67%	6.7	years

Total Debt	100.00%	6.28%	6.4	years

Boston Properties, Inc.

First Quarter 2004

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2004 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		March 31, 2004
Total Assets:
Capitalized Property Value		$10,562,392
Cash and Cash Equivalents		182,151
Undeveloped Land, at Cost		228,361
Development in Process, at Cost (including Joint Venture %)		605,587

Total Assets		$11,578,491

Unencumbered Assets		$4,885,449

Secured Debt (Fixed and Variable) (1)		$3,422,490
Joint Venture Debt		149,798
Contingent Liabilities & Letters of Credit		18,911
Unsecured Debt (2)		1,475,000

Total Outstanding Debt		$5,066,199

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$71,304
Add: Interest Expense (per Consolidated Income Statement)		74,305
Add: Depreciation and Amortization (per Consolidated Income Statement)		56,477
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)		6,258
Less: Non-recurring termination income (included in interest and other on the Consolidated Income Statement)		(6,963)

EBITDA		201,381
Add: Company share of unconsolidated joint venture EBITDA		5,637

Consolidated EBITDA		$207,018

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$74,305
Add: Company share of unconsolidated joint venture interest expense		2,705
Less: Amortization of financing costs		(1,000)

Adjusted Interest Expense		$76,010

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	43.8%
Secured Debt/Total Assets	Less than 50%	30.9%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	2.72
Unencumbered Assets/ Unsecured Debt	Greater than 150%	331.2%

Unencumbered Consolidated EBITDA		$89,833

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.96

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		43.4%

# of unencumbered properties		74

(1)	Excludes Fair Value Adjustment of $17.9 million.
(2)	Excludes Debt Discount of $4.6 million.

Boston Properties, Inc.

First Quarter 2004

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2004	2005	2006	2007		2008	Thereafter	Total
Citigroup Center	$4,684	$6,651	$7,145	$7,676		$8,246	$475,007	$509,409
Times Square Tower	—	—	—	360,526	(1)	—	—	360,526
Embarcadero Center One, Two and Federal Reserve	3,636	5,141	5,496	5,877		278,912	—	299,062
Prudential Center	3,451	4,919	5,256	5,619		259,705	—	278,950
280 Park Avenue	2,288	3,261	3,519	3,798		4,099	244,695	261,660
599 Lexington Avenue	—	225,000	—	—		—	—	225,000
Embarcadero Center Four	2,668	3,797	4,061	4,346		129,712	—	144,584
Embarcadero Center Three	1,777	2,506	2,671	132,726		—	—	139,680
Riverfront Plaza	2,196	3,104	3,314	3,540		95,327	—	107,481
Democracy Center	1,483	2,103	2,257	2,421		2,597	91,132	101,993
Embarcadero Center West Tower	1,170	1,649	90,415	—		—	—	93,234
100 East Pratt Street	1,485	2,100	2,246	2,401		78,110	—	86,342
One Freedom Square	1,353	1,896	2,005	2,122		2,245	73,641	83,262
601 and 651 Gateway Boulevard	—	—	81,171	—		—	—	81,171
140 Kendrick Street	939	1,313	1,387	1,466		1,549	55,486	62,140
202, 206 & 214 Carnegie Center	501	719	780	845		916	57,300	61,061
New Dominion Technology Park, Building One	46	655	1,283	1,379		1,481	52,558	57,402
Reservoir Place	925	1,395	1,478	1,565		1,660	48,689	55,712
Capital Gallery	1,064	1,524	50,651	—		—	—	53,239
New Dominion Technology Park, Building Two	—	49,534	—	—		—	—	49,534
504, 506 & 508 Carnegie Center	785	1,136	1,221	1,314		40,915	—	45,371
10 & 20 Burlington Mall Rd & 91 Hartwell	464	741	795	855		919	34,670	38,444
10 Cambridge Center	460	659	715	777		844	30,592	34,047
Sumner Square	393	557	599	645		694	26,242	29,130
1301 New York Avenue	994	1,417	1,531	1,651		1,781	21,629	29,003
Eight Cambridge Center	422	601	649	702		757	23,729	26,860
510 Carnegie Center	443	635	683	735		23,519	—	26,015
University Place	531	752	806	864		925	19,414	23,292
Reston Corporate Center	462	654	698	745		20,523	—	23,082
Bedford Business Park	523	751	818	890		16,859	—	19,841
191 Spring Street	477	686	18,267	—		—	—	19,430
101 Carnegie Center	284	406	6,622	—		—	—	7,312
Montvale Center	131	189	6,762	—		—	—	7,082

	36,035	326,451	305,301	545,485		972,295	1,254,784	3,440,351

Unsecured Senior Notes	—	—	—	—		—	1,470,410	1,470,410
Unsecured Line of Credit	—	—	—	—		—	—	—

	$36,035	$326,451	$305,301	$545,485		$972,295	$2,725,194	$4,910,761

% of Total Debt	0.73%	6.65%	6.22%	11.11%		19.80%	55.49%	100.00%

(1)  Includes period through extension.

Boston Properties, Inc.

First Quarter 2004

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2004

	Market Square North	Metropolitan Square	140 Kendrick Street (1)	265 Franklin Street	901 New York Avenue (2)	801 New Jersey Avenue (2)	Combined
Total Equity (3)	$9,756	$32,343	$—	$23,749	$14,653	$3,054	$83,555

Mortgage/Construction loans payable (3)	$47,633	$68,937	$—	$18,897	$14,331	$—	$149,798

BXP’s nominal ownership percentage	50.00%	51.00%	—	35.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2004

	Market Square North	Metropolitan Square	140 Kendrick Street (1)		265 Franklin Street	901 New York Avenue (2)	801 New Jersey Avenue (2)	Combined
REVENUE
Total revenue	$5,325	$6,602	$2,515		$4,015	$—	$—	$18,457	(4)

EXPENSES
Operating	1,522	2,130	390		1,375	—	—	5,417

SUBTOTAL	3,803	4,472	2,125		2,640	—	—	13,040
Interest	1,837	2,809	958		328	—	—	5,932
Depreciation and amortization	1,376	1,190	319		778	—	—	3,663

NET INCOME	$590	$473	$848		$1,534	$—	$—	$3,445

BXP’s share of net income	$295	$242	$303	(5)	$537	$—	$—	$1,377
BXP’s share of depreciation & amortization	688	607	130		273	—	—	1,698

BXP’s share of Funds from Operations (FFO)	$983	$849	$433	(5)	$810	$—	$—	$3,075

(1)	The Company acquired the outside partner’s interest on March 24, 2004.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s share.
(4)	The impact of the straight-line rent adjustment increased revenue by $649 for the three months ended March 31, 2004.
(5)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2004

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2004	2005	2006	2007	2008	Thereafter	Total
Metropolitan Square (51%)*	$578	$830	$901	$978	$1,061	$64,589	$68,937
Market Square North (50%)*	648	927	1,001	1,081	1,167	42,809	47,633
265 Franklin Street (35%)*	18,897	—	—	—	—	—	18,897
901 New York Avenue (25%)*	—	14,331	—	—	—	—	14,331

	$20,123	$16,088	$1,902	$2,059	$2,228	$107,398	$149,798

Weighted Average Rate	2.74%	3.34%	7.95%	7.95%	7.95%	8.02%	6.80%
% of Total Debt	13.43%	10.74%	1.27%	1.37%	1.49%	71.70%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	22.16%	2.56%	1.0 years
Fixed Rate Debt	77.84%	8.01%	6.3 years

Total Debt	100.00%	6.80%	5.2 years

(*)	All amounts represent the Company’s share.

Boston Properties, Inc.

First Quarter 2004

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties (1) by Location and Type of Property for the Quarter Ended March 31, 2004 (2)

Geographic Area	Square Feet Office (3)		% of NOI Office	Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,810,659	(4)	21.6%	545,206	0.8%	152,009	—	8,507,874	27.17%	0.7%	23.1%
Greater Washington	6,563,779	(5)	16.3%	909,536	1.0%	—	—	7,473,315	23.86%	—	17.3%
Greater San Francisco	4,724,208		15.0%	—	—	40,000	—	4,764,208	15.21%	—	15.0%
Midtown Manhattan	6,548,777		36.2%	—	—	—	—	6,548,777	20.91%	—	36.2%
Princeton/East Brunswick, NJ	2,316,581		5.0%	—	—	—	—	2,316,581	7.40%	—	5.0%
Baltimore, MD	637,605		1.6%	—	—	—	—	637,605	2.04%	—	1.6%
Richmond, VA	906,763		1.8%	—	—	—	—	906,763	2.90%	—	1.8%
Bucks County, PA	—		—	—	—	161,000	—	161,000	0.51%	—	—

	29,508,372		97.5%	1,454,742	1.8%	353,009	—	31,316,123	100.00%	0.7%	100.0%

% of Total	94.23%			4.65%		1.13%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD	Suburban	Total
Greater Boston	16.2%	7.0%	23.2%
Greater Washington	4.7%	12.6%	17.3%
Greater San Francisco	14.4%	0.5%	14.9%
Midtown Manhattan	36.2%	—	36.2%
Princeton/East Brunswick, NJ	—	5.0%	5.0%
Baltimore, MD	1.6%	—	1.6%
Richmond, VA	1.8%	—	1.8%
Bucks County, PA	—	—	—

Total	74.9%	25.1%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	31,270	9,496,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 52.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 45. For disclosures relating to our use of NOI see page 52. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	Includes 344,126 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(5)	Includes 585,220 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2004

In-Service Property Listing

as of March 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased%	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,182,677	96.0%	$36.62	Y	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	853,672	99.6%	50.07	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	504,864	80.9%	43.83	Y	CBD
(1) The Shops at the Prudential Center	CBD Boston MA	1	533,879	95.0%	50.81	Y	CBD
(2) Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,126	75.4%	56.75	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	92.1%	42.48	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.94	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	35.21	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	45.27	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	36.30	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,165	82.0%	32.19	Y	S
204 Second Avenue	Route 128 Mass Turnpike MA	1	40,974	52.7%	32.36	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.55	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	58.4%	25.52	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	95.5%	27.10	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.84	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.09	N	S
(2) Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	69.1%	29.50	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,960	95.3%	25.42	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.05	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.34	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,685	79.6%	32.83	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	52.07	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	16.05	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	29.56	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,735	83.0%	29.22	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.67	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	36.90	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.17	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	88.6%	26.70	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	19.46	N	S
Newport Office Park	Route 128 South MA	1	168,829	44.6%	25.38	N	S

		41	7,810,659	90.2%	$37.44

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	21.90	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.60	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	12.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	10.90	N	S

		5	545,206	100.0%	$15.63

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

	Total Greater Boston	47	8,507,874	89.2%	$35.87

Boston Properties, Inc.

First Quarter 2004

In-Service Property Listing (continued)

as of March 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	396,894	96.7%	$38.71	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.94	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	585,220	100.0%	40.88	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.49	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	46.94	Y	CBD
(2) 1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	37.33	N	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	35.64	Y	CBD
(3) Decoverly Two	Montgomery County MD	1	77,747	100.0%	25.20	N	S
(3) Decoverly Three	Montgomery County MD	1	77,040	83.2%	26.41	N	S
Democracy Center	Montgomery County MD	3	679,378	83.5%	31.27	Y	S
Montvale Center	Montgomery County MD	1	120,861	88.7%	24.44	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	33.97	N	S
Orbital Sciences 1&3	Loudoun County	2	176,726	100.0%	23.70	N	S
Orbital Sciences 2	Loudoun County	1	160,502	100.0%	24.21	N	S
(3) The Arboretum	Fairfax County VA	1	95,584	100.0%	25.90	N	S
(2) One Freedom Square	Fairfax County VA	1	410,308	98.9%	32.63	Y	S
(2) Two Freedom Square	Fairfax County VA	1	421,502	100.0%	35.04	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.44	N	S
Two Reston Overlook	Fairfax County VA	1	132,669	89.2%	29.41	N	S
(2) One Discovery Square	Fairfax County VA	1	181,019	100.0%	38.08	N	S
(2) Two Discovery Square	Fairfax County VA	1	185,999	95.9%	33.32	N	S
New Dominion Technology Park	Fairfax County VA	1	235,201	100.0%	31.61	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	N	S
NIMA Building	Fairfax County VA	1	263,870	100.0%	29.44	N	S

		29	6,563,779	97.3%	$33.65

Office/Technical
Broad Run Business Park	Loudoun County	1	127,286	63.4%	20.41	N	S
Sugarland Business Park, Building One	Fairfax County VA	1	52,313	92.6%	14.87	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.73	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	19.91	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.71	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.92	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	72.2%	14.63	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.71	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.22	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	17.57	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.49	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	21.48	N	S

		13	909,536	91.7%	$17.16

Total Greater Washington		42	7,473,315	96.6%	$31.75

Boston Properties, Inc.

First Quarter 2004

In-Service Property Listing (continued)

as of March 31, 2004

	Sub Market		Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
		Number of Buildings
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,018,843	99.9%	$64.25	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,171,196	99.7%	61.87	Y	CBD
Citigroup Center	Park Avenue NY	1	1,576,803	96.0%	60.36	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,680,156	99.9%	71.05	N	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.32	N	CBD

	Total Midtown Manhattan:	5	6,548,777	98.9%	$62.98

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.64	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	78.4%	33.04	N	S
105 Carnegie Center	Princeton NJ	1	69,648	100.0%	29.90	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	27.46	N	S
202 Carnegie Center	Princeton NJ	1	128,625	97.7%	30.66	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.74	Y	S
210 Carnegie Center	Princeton NJ	1	161,112	86.9%	30.21	N	S
211 Carnegie Center	Princeton NJ	1	47,025	—	—	N	S
212 Carnegie Center	Princeton NJ	1	148,233	98.5%	32.60	N	S
214 Carnegie Center	Princeton NJ	1	150,416	95.4%	28.69	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	32.18	N	S
502 Carnegie Center	Princeton NJ	1	116,374	95.3%	33.46	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	28.18	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	31.38	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.11	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.84	Y	S
One Tower Center	East Brunswick NJ	1	412,222	84.1%	35.31	N	S

	Total Princeton/East Brunswick, NJ:	16	2,316,581	92.5%	$30.88

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	836,421	94.3%	$42.41	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	780,079	85.2%	46.85	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	773,547	79.4%	40.99	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	938,513	92.8%	61.30	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	99.8%	48.37	Y	CBD
West Tower	CBD San Francisco CA	1	473,776	99.7%	41.53	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	—	—	N	S
601 and 651 Gateway	South San Francisco CA	2	515,978	53.2%	33.00	Y	S

		9	4,724,208	81.2%	$46.69

Industrial
560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.71	N	S

		1	40,000	100.0%	$10.71

	Total Greater San Francisco:	10	4,764,208	81.3%	$46.32

Boston Properties, Inc.

First Quarter 2004

In-Service Property Listing (continued)

as of March 31, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %		Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	637,605	96.0%		$31.74	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	906,763	91.7%		$21.11	Y	CBD

Bucks County, PA
Industrial
(4) 38 Cabot Boulevard	Bucks County PA	1	161,000	100.0%		$4.87	N	S

	Total In-Service Properties:	123	31,316,123	92.3	%(5)	$41.27

(1)	93,856 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	Subsequent to March 31, 2004, property has been sold. Total Washington D.C. occupancy without these properties would have been 96.7%.
(4)	Subsequent to March 31, 2004, property is under contract to be sold.
(5)	Occupancy at March 31, 2004 would have remained at 92.3% if all properties under contract to be sold or sold subsequent to March 31, 2004 were not included.

Boston Properties, Inc.

First Quarter 2004

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED					TENANT DIVERSIFICATION (GROSS RENT) *
	Tenant	Sq. Ft.		% of Portfolio
1	U.S. Government	1,432,271		4.57%
2	Citibank, N.A.	1,231,068		3.93%
3	Ernst and Young	1,064,939		3.40%
4	Shearman & Sterling	585,808		1.87%
5	Lockheed Martin Corporation	567,429		1.81%
6	Gillette Company	485,932		1.55%
7	Wachovia	476,934		1.52%
8	Parametric Technology Corp.	470,987		1.50%
9	Lehman Brothers	436,723		1.39%
10	Washington Group International	365,245		1.17%
11	Deutsche Bank Trust	346,617		1.11%
12	Orbital Sciences Corporation	337,228		1.08%
13	T. Rowe Price Associates, Inc.	330,313		1.05%
14	Northrop Grumman	326,385		1.04%
15	Hunton & Williams	305,837		0.98%
16	Akin Gump Strauss Hauer & Feld	302,653		0.97%
17	Kirkland & Ellis	294,821	(1)	0.94%
18	Digitas	279,182		0.89%
19	Bingham McCutchen	267,905		0.86%
20	Accenture	265,622		0.85%
	Total % of Portfolio Square Feet			32.48%
	Total % of Portfolio Revenue			35.24%

Major Signed Deals for Future Development
Tenant		Property		Sq. Ft.
U.S. Government Finnegan Henderson Farabow Garrett & Dunner, LLP		New Dominion Tech. 901 New York Ave		257,400 254,125

*  The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

O’Melveny & Myers		Times Square Tower		247,642

(1)	Includes 159,430 square feet of space in a property in which Boston Properties has a 51% interest.

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2004	1,294,758	$47,540,132	$36.72	$47,558,500	$36.73	4.59%
2005	2,423,630	88,004,641	36.31	89,076,897	36.75	8.59%
2006	2,188,023	99,700,846	45.57	101,158,414	46.23	7.76%
2007	2,362,097	90,262,738	38.21	92,622,658	39.21	8.38%
2008	1,522,506	65,128,727	42.78	67,309,448	44.21	5.40%
2009	2,847,853	109,808,796	38.56	118,850,833	41.73	10.10%
2010	1,610,328	70,683,982	43.89	77,945,562	48.40	5.71%
2011	2,643,069	112,053,659	42.40	125,742,245	47.57	9.37%
2012	2,104,768	98,270,910	46.69	106,105,836	50.41	7.46%
2013	494,921	18,857,469	38.10	21,126,806	42.69	1.75%
Thereafter	6,199,803	293,749,706	47.38	345,190,207	55.68	21.98%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03
Greater Boston	93.8%	93.7%	85.6%	85.4%	90.2%	90.1%
Greater Washington	99.4%	99.8%	96.1%	95.6%	97.3%	97.1%
Midtown Manhattan	98.9%	99.4%	—	—	98.9%	99.4%
Baltimore, MD	96.0%	95.1%	—	—	96.0%	95.1%
Princeton/East Brunswick, NJ	—	—	92.5%	93.4%	92.5%	93.4%
Richmond, VA	91.7%	89.2%	—	—	91.7%	89.2%
Greater San Francisco	90.1%	91.1%	35.5%	33.0%	81.2%	81.6%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	95.5%	95.7%	87.6%	87.4%	92.6%	92.7%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f	Percentage of Total Square Feet
2004	25,449	$491,698	$19.32	$491,698	$19.32	1.75%
2005	69,345	796,571	11.49	815,549	11.76	4.77%
2006	318,164	4,593,883	14.44	4,621,936	14.53	21.87%
2007	321,900	5,699,812	17.71	5,963,313	18.53	22.13%
2008	39,380	803,093	20.39	841,337	21.36	2.71%
2009	28,702	725,781	25.29	736,075	25.65	1.97%
2010	79,971	1,176,252	14.71	1,176,252	14.71	5.50%
2011	137,321	2,346,218	17.09	2,546,218	18.54	9.44%
2012	72,362	1,625,589	22.46	1,807,154	24.97	4.97%
2013	—	—	—	—	—	—
Thereafter	311,221	5,169,828	16.61	6,150,824	19.76	21.39%

Occupancy By Location
Location	CBD		Suburban		Total
	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	91.7%	81.9%	91.7%	81.9%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	n/a	100.0%	n/a	100.0%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	94.6%	89.0%	94.8%	89.4%

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2004	201,000	$1,212,318	$6.03	$1,212,318	$6.03	56.94%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03
Greater Boston	—	—	—	—	—	—
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	—	—	56.9%	56.6%	56.9%	56.6%

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2004	47,321	$3,579,207	$75.64	$3,944,859	$83.36	3.66%
2005	58,809	3,619,939	61.55	3,691,900	62.78	4.55%
2006	57,067	3,097,794	54.28	3,108,479	54.47	4.42%
2007	37,486	2,203,801	58.79	2,304,184	61.47	2.90%
2008	70,404	3,474,677	49.35	3,630,198	51.56	5.45%
2009	60,424	2,523,107	41.76	2,679,708	44.35	4.68%
2010	130,897	4,886,166	37.33	5,326,314	40.69	10.13%
2011	43,217	2,718,530	62.90	3,125,914	72.33	3.35%
2012	103,652	4,889,336	47.17	5,480,717	52.88	8.02%
2013	61,782	5,274,158	85.37	5,803,038	93.93	4.78%
Thereafter	620,769	30,515,489	49.16	37,478,442	60.37	48.05%

Boston Properties, Inc.

First Quarter 2004

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2004	1,568,528	$52,823,355	$33.68	$53,207,376	$33.92	5.0%
2005	2,551,784	92,421,152	36.22	93,584,345	36.67	8.1%
2006	2,563,254	107,392,523	41.90	108,888,829	42.48	8.2%
2007	2,721,483	98,166,351	36.07	100,890,156	37.07	8.7%
2008	1,632,290	69,406,497	42.52	71,780,983	43.98	5.2%
2009	2,936,979	113,057,684	38.49	122,266,615	41.63	9.4%
2010	1,821,196	76,746,399	42.14	84,448,127	46.37	5.8%
2011	2,823,607	117,118,408	41.48	131,414,377	46.54	9.0%
2012	2,280,782	104,785,836	45.94	113,393,707	49.72	7.3%
2013	556,703	24,131,626	43.35	26,929,843	48.37	1.8%
Thereafter	7,131,793	329,435,023	46.19	388,819,473	54.52	22.8%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03	31-Mar-04	31-Dec-03
Greater Boston	93.8%	93.8%	84.1%	83.5%	89.2%	88.9%
Greater Washington	99.4%	99.8%	95.3%	93.0%	96.6%	95.1%
Midtown Manhattan	98.9%	99.4%	—	—	98.9%	99.4%
Baltimore, MD	96.0%	95.1%	—	—	96.0%	95.1%
Princeton/East Brunswick, NJ	—	—	92.5%	93.4%	92.5%	93.4%
Richmond, VA	91.7%	89.2%	—	—	91.7%	89.2%
Greater San Francisco	90.1%	91.1%	38.7%	47.0%	81.3%	82.4%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	95.5%	95.8%	87.5%	86.7%	92.3%	92.1%

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE BOSTON PROPERTIES

Lease Expirations—Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	283,411	$9,144,050	$32.26	$9,144,050	$32.26	—	$—	$—	$—	$—
2005	820,486	31,750,372	38.70	31,928,285	38.91	—	—	—	—	—
2006	551,365	19,359,815	35.11	19,370,509	35.13	253,704	3,551,372	14.00	3,551,372	14.00
2007	483,586	18,957,041	39.20	19,549,042	40.43	144,140	1,946,210	13.50	2,207,420	15.31
2008	499,194	16,275,194	32.60	16,634,398	33.32	—	—	—	—	—
2009	1,054,270	37,783,346	35.84	40,837,718	38.74	—	—	—	—	—
2010	157,348	4,993,891	31.74	5,483,867	34.85	—	—	—	—	—
2011	799,202	30,300,956	37.91	34,471,078	43.13	80,000	1,548,302	19.35	1,748,302	21.85
2012	608,127	22,109,759	36.36	24,462,393	40.23	72,362	1,625,589	22.46	1,807,154	24.97
2013	232,879	10,511,781	45.14	11,457,274	49.20	—	—	—	—	—
Thereafter	735,200	30,440,680	41.40	33,267,661	45.25	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	34,222	$2,955,264	$86.36	$3,320,916	$97.04
2005	—	—	—	—	—	23,498	1,730,765	73.66	1,767,461	75.22
2006	—	—	—	—	—	15,249	1,213,710	79.59	1,214,306	79.63
2007	—	—	—	—	—	4,000	422,797	105.70	428,973	107.24
2008	—	—	—	—	—	5,598	514,163	91.85	514,163	91.85
2009	—	—	—	—	—	6,475	526,349	81.29	554,353	85.61
2010	—	—	—	—	—	77,838	2,654,066	34.10	2,728,286	35.05
2011	—	—	—	—	—	13,527	727,550	53.79	776,050	57.37
2012	—	—	—	—	—	52,949	1,852,792	34.99	1,919,666	36.25
2013	—	—	—	—	—	18,378	2,429,857	132.22	2,550,811	138.80
Thereafter	—	—	—	—	—	427,659	16,531,894	38.66	19,144,082	44.76

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations—Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	52,196	1,521,365	29.15	1,521,365	29.15	—	—	—	—	—
Q3 2004	97,606	3,126,874	32.04	3,126,874	32.04	—	—	—	—	—
Q4 2004	133,609	4,495,811	33.65	4,495,811	33.65	—	—	—	—	—

Total 2004	283,411	$9,144,050	$32.26	$9,144,050	$32.26	—	—	—	—	—

Q1 2005	95,369	$3,852,771	$40.40	$3,852,771	$40.40	—	$—	$—	$—	$—
Q2 2005	240,266	7,415,127	30.86	7,414,371	30.86	—	—	—	—	—
Q3 2005	172,388	9,126,894	52.94	9,264,297	53.74	—	—	—	—	—
Q4 2005	312,463	11,355,580	36.34	11,396,846	36.47	—	—	—	—	—

Total 2005	820,486	$31,750,372	$38.70	$31,928,285	$38.91	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	13,895	1,228,931	88.44	1,337,531	96.26
Q3 2004	—	—	—	—	—	7,521	620,767	82.54	728,767	96.90
Q4 2004	—	—	—	—	—	12,806	1,105,566	86.33	1,254,617	97.97

Total 2004	—	—	$—	$—	$—	34,222	$2,955,264	$86.36	$3,320,915	$97.04

Q1 2005	—	$—	$—	—	$—	8,028	$686,368	$85.50	$680,368	$84.75
Q2 2005	—	—	—	—	—	678	156,730	231.17	159,730	235.59
Q3 2005	—	—	—	—	—	2,145	280,864	130.94	280,864	130.94
Q4 2005	—	—	—	—	—	12,647	606,803	47.98	646,499	51.12

Total 2005	—	$—	$—	$—	$—	23,498	$1,730,765	$73.66	$1,767,461	$75.22

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	77,574	$2,925,943	$37.72	$2,929,287	$37.76	25,449	$491,698	$19.32	$491,698	$19.32
2005	457,720	17,064,735	37.28	17,642,105	38.54	69,345	796,571	11.49	815,549	11.76
2006	220,011	6,662,269	30.28	6,984,195	31.74	64,460	1,042,511	16.17	1,070,564	16.61
2007	358,382	12,373,961	34.53	12,733,744	35.53	177,760	3,753,602	21.12	3,755,893	21.13
2008	213,594	6,906,161	32.33	7,583,743	35.51	39,380	803,093	20.39	841,337	21.36
2009	1,061,414	37,087,752	34.94	40,252,386	37.92	28,702	725,781	25.29	736,075	25.65
2010	773,044	28,363,074	36.69	31,523,720	40.78	79,971	1,176,252	14.71	1,176,252	14.71
2011	965,218	31,004,014	32.12	36,012,367	37.31	57,321	797,916	13.92	797,916	13.92
2012	443,904	16,494,298	37.16	20,188,305	45.48	—	—	—	—	—
2013	57,015	1,529,663	26.83	1,878,357	32.94	—	—	—	—	—
Thereafter	1,288,369	40,495,167	31.43	47,298,207	36.71	311,221	5,169,828	16.61	6,150,824	19.76

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2005	—	—	—	—	—	1,204	27,825	23.11	27,825	23.11
2006	—	—	—	—	—	448	8,938	19.95	9,184	20.50
2007	—	—	—	—	—	5,109	219,419	42.95	233,780	45.76
2008	—	—	—	—	—	18,489	747,135	40.41	789,470	42.70
2009	—	—	—	—	—	23,554	695,763	29.54	764,646	32.46
2010	—	—	—	—	—	17,280	588,368	34.05	679,893	39.35
2011	—	—	—	—	—	11,221	474,123	42.25	531,961	47.41
2012	—	—	—	—	—	10,046	271,260	27.00	326,087	32.46
2013	—	—	—	—	—	11,675	469,861	40.25	612,906	52.50
Thereafter	—	—	—	—	—	35,365	1,193,940	33.76	1,522,591	43.05

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	20,243	663,482	32.78	663,482	32.78	12,041	265,424	22.04	265,424	22.04
Q3 2004	22,466	868,383	38.65	871,727	38.80	13,408	226,274	16.88	226,274	16.88
Q4 2004	34,865	1,394,078	39.99	1,394,078	39.99	—	—	—	—	—

Total 2004	77,574	$2,925,943	$37.72	$2,929,287	$37.76	25,449	$491,698	$19.32	$491,698	$19.32

Q1 2005	107,521	$4,254,181	$39.57	$4,303,927	$40.03	—	$—	$—	$—	$—
Q2 2005	69,489	2,216,753	31.90	2,261,035	32.54	52,539	551,190	10.49	564,108	10.74
Q3 2005	82,181	2,751,483	33.48	2,849,356	34.67	16,806	245,381	14.60	251,441	14.96
Q4 2005	198,529	7,842,318	39.50	8,227,787	41.44	—	—	—	—	—

Total 2005	457,720	$17,064,735	$37.28	$17,642,105	$38.54	69,345	$796,571	$11.49	$815,549	$11.76

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—

Total 2004	—	$—	$—	—	$—	—	—	$—	—	$—

Q1 2005	—	$—	$—	$—	$—	1,204	$27,825	$23.11	$27,825	$23.11
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	1,204	$27,825	$23.11	27,825	$23.11

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
Lease Expirations—Greater San Francisco
OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	503,503	$20,179,592	$40.08	$20,179,592	$40.08	—	$—	$—	$—	$—
2005	392,965	15,620,679	39.75	15,726,183	40.02	—	—	—	—	—
2006	928,389	44,775,229	48.23	45,766,625	49.30	—	—	—	—	—
2007	422,900	19,756,601	46.72	20,204,087	47.78	—	—	—	—	—
2008	297,495	10,815,283	36.35	11,338,804	38.11	—	—	—	—	—
2009	182,425	8,802,817	48.25	9,193,682	50.40	—	—	—	—	—
2010	207,383	11,779,843	56.80	13,429,972	64.76	—	—	—	—	—
2011	209,360	18,391,054	87.84	18,924,568	90.39	—	—	—	—	—
2012	127,771	5,480,433	42.89	5,955,074	46.61	—	—	—	—	—
2013	113,194	3,907,683	34.52	4,520,402	39.93	—	—	—	—	—
Thereafter	358,437	11,318,326	31.58	12,435,553	34.69	—	—	—	—	—

INDUSTRIAL						RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	40,000	$428,580	$10.71	$428,580	$10.71	6,712	$ 338,683	$50.46	$ 338,683	$50.46
2005	—	—	—	—	—	27,297	1,311,345	48.04	1,329,345	48.70
2006	—	—	—	—	—	25,795	1,176,314	45.60	1,180,500	45.76
2007	—	—	—	—	—	18,341	1,133,184	61.78	1,213,031	66.14
2008	—	—	—	—	—	39,524	1,973,807	49.94	2,067,455	52.31
2009	—	—	—	—	—	30,395	1,300,995	42.80	1,360,709	44.77
2010	—	—	—	—	—	30,749	1,287,013	41.86	1,501,417	48.83
2011	—	—	—	—	—	3,474	186,722	53.75	227,915	65.61
2012	—	—	—	—	—	35,018	2,132,315	60.89	2,410,897	68.85
2013	—	—	—	—	—	9,301	672,516	72.31	739,809	79.54
Thereafter	—	—	—	—	—	13,539	817,836	60.41	876,146	64.71

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	120,687	4,484,552	37.16	4,484,552	37.16	—	—	—	—	—
Q3 2004	219,433	10,013,388	45.63	10,013,388	45.63	—	—	—	—	—
Q4 2004	163,383	5,681,652	34.78	5,681,652	34.78	—	—	—	—	—

Total 2004	503,503	$20,179,592	$40.08	$20,179,592	$40.08	—	—	—	—	—

Q1 2005	142,194	$5,259,195	$36.99	$5,265,804	$37.03	—	$—	$—	$—	$—
Q2 2005	108,316	3,961,972	36.58	4,040,199	37.30	—	—	—	—	—
Q3 2005	94,239	4,382,953	46.51	4,394,211	46.63	—	—	—	—	—
Q4 2005	48,216	2,016,558	41.82	2,025,969	42.02	—	—	—	—	—

Total 2005	392,965	$15,620,678	$39.75	$15,726,183	$40.02	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	3,853	198,294	51.46	198,294	51.46
Q3 2004	—	—	—	—	—	1,318	86,460	65.60	86,460	65.60
Q4 2004	40,000	428,580	10.71	428,580	10.71	1,541	53,929	35.00	53,929	35.00

Total 2004	40,000	$428,580	$10.71	$428,580	$10.71	6,712	$338,683	$50.46	$338,683	$50.46

Q1 2005	—	$—	$—	$—	$—	11,143	$476,128	$42.73	$476,128	42.73
Q2 2005	—	—	—	—	—	3,215	196,332	61.07	196,332	61.07
Q3 2005	—	—	—	—	—	11,794	545,711	46.27	563,711	47.80
Q4 2005	—	—	—	—	—	1,145	93,175	81.38	93,175	81.38

Total 2005	—	—	—	—	—	27,297	$1,311,346	$48.04	$1,329,346	$48.70

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	54,320	$3,874,339	$71.32	$3,889,363	$71.60	—	$—	$—	$—	$—
2005	66,577	4,650,088	69.85	4,650,088	69.85	—	—	—	—	—
2006	357,204	24,618,536	68.92	24,650,399	69.01	—	—	—	—	—
2007	170,306	10,607,766	62.29	10,714,632	62.91	—	—	—	—	—
2008	503,576	30,905,486	61.37	31,500,986	62.55	—	—	—	—	—
2009	306,218	18,651,709	60.91	20,372,913	66.53	—	—	—	—	—
2010	304,088	20,269,769	66.66	21,542,414	70.84	—	—	—	—	—
2011	394,754	23,864,842	60.45	26,987,150	68.36	—	—	—	—	—
2012	891,075	53,097,631	59.59	54,151,293	60.77	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	3,233,109	195,800,501	60.56	234,865,204	72.64	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-up	Per Square Foot
2004	—	$—	$—	$—	$—	1,300	$155,578	$119.68	$155,578	$119.68
2005	—	—	—	—	—	1,514	286,075	188.95	296,312	195.71
2006	—	—	—	—	—	15,575	698,833	44.87	704,489	45.23
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	161,135	49.86	168,377	52.10
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	356,718	70.92	416,718	82.85
2011	—	—	—	—	—	14,995	1,330,135	88.71	1,589,987	106.03
2012	—	—	—	—	—	5,639	632,969	112.25	824,067	146.14
2013	—	—	—	—	—	15,896	1,461,155	91.92	1,643,588	103.40
Thereafter	—	—	—	—	—	136,160	11,922,522	87.56	15,797,113	116.02

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	30,514	2,580,724	84.58	2,580,724	84.58	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	23,806	1,293,615	54.34	1,308,639	54.97	—	—	—	—	—

Total 2004	54,320	$3,874,339	$71.32	$3,889,363	$71.60	—	—	—	—	—

Q1 2005	3,667	$220,219	$60.05	$220,219	$60.05	—	$—	$—	$—	$—
Q2 2005	7,956	428,830	53.90	428,830	53.90	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	54,954	4,001,039	72.81	4,001,039	72.81	—	—	—	—	—

Total 2005	66,577	$4,650,088	$69.85	$4,650,088	$69.85	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	1,300	155,578	119.68	155,578	119.68

Total 2004	—	$—	$—	$—	$—	1,300	$155,578	$119.68	$155,578	$119.68

Q1 2005	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2005	—	—	—	—	—	1,103	248,287	225.10	257,421	$233.38
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	37,788	91.94	38,891	94.62

Total 2005	—	$—	$—	$—	$—	1,514	$286,075	$188.95	$296,312	$195.71

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expiration—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	365,314	$11,042,845	$30.23	$11,042,845	$30.23	—	$—	$—	$—	$—
2005	228,388	7,314,138	32.03	7,325,283	32.07	—	—	—	—	—
2006	92,016	3,239,725	35.21	3,287,778	35.73	—	—	—	—	—
2007	513,240	15,424,894	30.05	16,210,760	31.59	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	180,384	5,845,213	32.40	6,518,904	36.14	—	—	—	—	—
2010	133,801	4,461,099	33.34	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,368,656	31.00	9,207,429	34.11	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	91,833	2,908,342	31.67	3,270,772	35.62	—	—	—	—	—
Thereafter	251,366	7,457,177	29.67	8,336,181	33.16	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/ East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	33,848	816,600	24.13	816,600	24.13	—	—	—	—	—
Q3 2004	132,356	4,087,421	30.88	4,087,421	30.88	—	—	—	—	—
Q4 2004	199,110	6,138,824	30.83	6,138,824	30.83	—	—	—	—	—

Total 2004	365,314	$11,042,845	$30.23	$11,042,845	$30.23	—	—	—	—	—

Q1 2005	3,533	$115,935	$32.81	$115,935	$32.81	—	$—	$—	$—	$—
Q2 2005	8,977	281,833	31.40	281,833	31.40	—	—	—	—	—
Q3 2005	135,202	4,111,032	30.41	4,122,178	30.49	—	—	—	—	—
Q4 2005	80,676	2,805,337	34.77	2,805,337	34.77	—	—	—	—	—

Total 2005	228,388	$7,314,137	$32.03	$7,325,283	$32.07	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004						—	$—	$—	$—	$—
Q2 2004						—	—	—	—	—
Q3 2004						—	—	—	—	—
Q4 2004						2,904	48,000	16.53	48,000	16.53

Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	10,636	$373,363	$35.10	$373,363	$35.10	—	$—	$—	$—	$—
2005	457,494	11,604,630	25.37	11,804,953	25.80	—	—	—	—	—
2006	39,038	1,045,272	26.78	1,098,908	28.15	—	—	—	—	—
2007	413,683	13,142,476	31.77	13,210,394	31.93	—	—	—	—	—
2008	8,647	226,602	26.21	251,516	29.09	—	—	—	—	—
2009	63,142	1,637,958	25.94	1,675,229	26.53	—	—	—	—	—
2010	34,664	816,306	23.55	1,101,078	31.76	—	—	—	—	—
2011	4,618	124,137	26.88	139,653	30.24	—	—	—	—	—
2012	33,891	1,088,790	32.13	1,348,771	39.80	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	333,322	8,237,856	24.71	8,987,400	26.96	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	161,000	$783,738	$4.87	$783,738	$4.87	2,183	$81,682	$37.42	$81,682	$37.42
2005	—	—	—	—	—	5,296	263,929	49.84	270,956	51.16
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	10,036	428,400	42.69	428,400	42.69
2008	—	—	—	—	—	3,561	78,438	22.03	90,733	25.48
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	240,769	36.86	255,923	39.18
Thereafter	—	—	—	—	—	8,046	49,296	6.13	138,510	17.21

Boston Properties, Inc.

First Quarter 2004

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	8,646	307,661	35.58	307,661	35.58	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	1,990	65,702	33.02	65,702	33.02	—	—	—	—	—

Total 2004	10,636	$373,363	$35.10	$373,363	$35.10	—	$—	$—	$—	$—

Q1 2005	1,731	$36,887	$21.31	$37,891	$21.89	—	$—	$—	$—	$—
Q2 2005	38,496	1,047,398	27.21	1,068,237	27.75	—	—	—	—	—
Q3 2005	53,177	1,702,196	32.01	1,720,630	32.36	—	—	—	—	—
Q4 2005	364,090	8,818,149	24.22	8,978,195	24.66	—	—	—	—	—

Total 2005	457,494	$11,604,630	$25.37	$11,804,953	$25.80	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	161,000	783,738	4.87	783,738	4.87	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,183	81,682	37.42	81,682	37.42

Total 2004	161,000	$783,738	$4.87	$783,738	$4.87	2,183	$81,682	$37.42	$81,682	$37.42

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	5,296	263,929	49.84	270,956	51.16
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	5,296	$263,929	$49.84	$270,956	$51.16

Boston Properties, Inc.

First Quarter 2004

CBD PROPERTIES
Lease Expirations
GREATER BOSTON									GREATER WASHINGTON
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	89,547	(1)	$5,414,489	(1)	$41.41	(1)	$5,780,141	$41.41	55,861	$2,244,165	$40.17	$2,244,165	$40.17
2005	475,573		22,679,948		47.69		22,848,866	48.04	233,585	9,833,154	42.10	10,160,347	43.50
2006	153,986		7,579,909		49.22		7,552,730	49.05	26,308	1,035,441	39.36	1,070,254	40.68
2007	161,332		8,621,667		53.44		8,841,530	54.80	277,354	9,704,187	34.99	9,847,411	35.50
2008	173,302		6,477,010		37.37		6,608,385	38.13	41,310	1,643,555	39.79	1,746,114	42.27
2009	736,956		26,850,527		36.43		29,370,958	39.85	778,862	28,646,203	36.78	31,666,836	40.66
2010	145,245		5,444,134		37.48		5,755,872	39.63	397,994	16,109,331	40.48	18,457,606	46.38
2011	447,859		23,331,636		52.10		26,388,949	58.92	183,935	7,504,547	40.80	8,741,224	47.52
2012	309,025		13,848,494		44.81		14,757,887	47.76	80,203	3,140,985	39.16	3,158,200	39.38
2013	251,257		12,941,638		51.51		14,008,086	55.75	—	—	—	—	—
Thereafter	945,163		39,227,123		41.50		43,192,613	45.70	140,813	6,533,149	46.04	8,563,177	60.81

New York									San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	55,620		$4,029,917		$72.45		$4,044,941	$72.72	455,792	$18,599,701	$40.81	$18,599,701	$40.81
2005	68,091		4,936,163		72.49		4,946,400	72.64	351,151	14,891,454	42.41	14,999,769	42.72
2006	372,779		25,317,369		67.92		25,354,888	68.02	907,596	43,452,078	47.88	44,234,442	48.74
2007	170,306		10,607,766		62.29		10,714,632	62.91	424,355	20,310,064	47.86	20,823,431	49.07
2008	506,808		31,066,622		61.30		31,669,363	62.49	264,808	11,064,613	41.78	11,598,467	43.80
2009	306,218		18,651,709		60.91		20,372,913	66.53	203,441	9,851,675	48.43	10,272,426	50.49
2010	309,118		20,626,487		66.73		21,959,132	71.04	230,408	12,891,856	55.95	14,699,669	63.80
2011	409,749		25,194,977		61.49		28,577,137	69.74	212,834	18,577,776	87.29	19,152,483	89.99
2012	896,714		53,730,600		59.92		54,975,360	61.31	162,789	7,612,747	46.76	8,365,970	51.39
2013	15,896		1,461,155		91.92		1,643,588	103.40	122,495	4,580,199	37.39	5,260,212	42.94
Thereafter	3,369,269		207,723,023		61.65		250,662,317	74.40	230,628	9,337,472	40.49	9,817,577	42.57

Princeton/East Brunswick									Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—		$—		$—		$—	$—	12,819	$455,045	$35.50	$455,045	$35.50
2005	—		—		—		—	—	462,790	11,868,559	25.65	12,075,909	26.09
2006	—		—		—		—	—	39,038	1,045,272	26.78	1,098,908	28.15
2007	—		—		—		—	—	423,719	13,570,876	32.03	13,638,794	32.19
2008	—		—		—		—	—	12,208	305,040	24.99	342,249	28.03
2009	—		—		—		—	—	63,142	1,637,958	25.94	1,675,229	26.53
2010	—		—		—		—	—	34,664	816,306	23.55	1,101,078	31.76
2011	—		—		—		—	—	4,618	124,137	26.88	139,653	30.24
2012	—		—		—		—	—	33,891	1,088,790	32.13	1,348,771	39.80
2013	—		—		—		—	—	6,532	240,769	36.86	255,923	39.18
Thereafter	—		—		—		—	—	341,368	8,287,152	24.28	9,125,910	26.73

(1)	Includes 34,222 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases with retail is $60.47 and rent on expiring leases with future step-up including retail is $64.55 per square foot.

Boston Properties, Inc.

First Quarter 2004

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	228,086	$6,684,825	$29.31	$6,684,825	$29.31	47,162	$1,173,477	$24.88	$1,176,821	$24.95
2005	368,411	10,801,189	29.32	10,846,880	29.44	294,684	8,055,976	27.34	8,325,131	28.25
2006	666,332	16,544,988	24.83	16,583,458	24.89	258,611	6,678,277	25.82	6,993,688	27.04
2007	470,394	12,704,380	27.01	13,343,905	28.37	263,897	6,642,795	25.17	6,876,007	26.06
2008	331,490	10,312,346	31.11	10,540,176	31.80	230,153	6,812,834	29.60	7,468,436	32.45
2009	323,789	11,459,168	35.39	12,021,113	37.13	334,808	9,863,093	29.46	10,086,271	30.13
2010	89,941	2,203,824	24.50	2,456,282	27.31	472,301	14,018,363	29.68	14,922,258	31.59
2011	444,870	9,245,172	20.78	10,606,481	23.84	849,825	24,771,507	29.15	28,601,020	33.66
2012	424,413	11,739,647	27.66	13,431,326	31.65	373,747	13,624,573	36.45	17,356,191	46.44
2013	—	—	—	—	—	68,690	1,999,524	29.11	2,491,263	36.27
Thereafter	217,696	7,745,451	35.58	9,219,130	42.35	1,494,142	40,325,786	26.99	46,408,445	31.06

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	94,423	$2,347,154	$24.86	$2,347,154	$24.86
2005	—	—	—	—	—	69,111	2,040,570	29.53	2,055,759	29.75
2006	—	—	—	—	—	46,588	2,499,464	53.65	2,712,683	58.23
2007	—	—	—	—	—	16,886	579,722	34.33	593,687	35.16
2008	—	—	—	—	—	72,211	1,724,478	23.88	1,807,793	25.03
2009	—	—	—	—	—	9,379	252,138	26.88	281,965	30.06
2010	—	—	—	—	—	7,724	175,000	22.66	231,720	30.00
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	141,348	2,798,690	19.80	3,494,123	24.72

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	368,218	$11,090,845	$30.12	$11,090,845	$30.12	161,000	$783,738	$4.87	$783,738	$4.87
2005	228,388	7,314,138	32.03	7,325,283	32.07	—	—	—	—	—
2006	92,016	3,239,725	35.21	3,287,778	35.73	—	—	—	—	—
2007	513,240	15,424,894	30.05	16,210,760	31.59	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	180,384	5,845,213	32.40	6,518,904	36.14	—	—	—	—	—
2010	133,801	4,461,099	33.34	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,368,656	31.00	9,207,429	34.11	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	91,833	2,908,342	31.67	3,270,772	35.62	—	—	—	—	—
Thereafter	251,366	7,457,177	29.67	8,336,181	33.16	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2004

HOTEL PERFORMANCE

Long Wharf Marriott—Boston

	First Quarter 2004	First Quarter 2003	Percent Change
Occupancy	77.7%	71.8%	8.2%
Average Daily Rate	$166.12	$166.87	-0.4%
Revenue per available room	$129.08	$119.87	7.7%

Cambridge Center Marriott

	First Quarter 2004	First Quarter 2003	Percent Change
Occupancy	65.1%	64.1%	1.6%
Average Daily Rate	$140.06	$147.18	-4.8%
Revenue per available room	$91.18	$94.39	-3.4%

Residence Inn by Marriott

	First Quarter 2004	First Quarter 2003	Percent Change
Occupancy	70.8%	69.5%	1.9%
Average Daily Rate	$115.15	$117.25	-1.8%
Revenue per available room	$81.49	$81.45	0.0%

Total Hotel Performance

	First Quarter 2004	First Quarter 2003	Percent Change
Occupancy	71.1%	68.2%	4.3%
Average Daily Rate	$144.77	$148.41	-2.5%
Revenue per available room	$103.60	$101.39	2.2%

Boston Properties, Inc.

First Quarter 2004

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	31-Mar-04	31-Mar-03	31-Mar-04	31-Mar-03	31-Mar-04	31-Mar-03
Greater Boston	93.8%	92.4%	85.3%	89.4%	89.9%	91.0%
Greater Washington	99.4%	99.4%	94.2%	94.2%	96.0%	96.0%
Midtown Manhattan	98.9%	99.2%	—	—	98.9%	99.2%
Baltimore, MD	96.0%	98.5%	—	—	96.0%	98.5%
Princeton/East Brunswick, NJ	—	—	92.5%	95.0%	92.5%	95.0%
Richmond, VA	91.7%	92.1%	—	—	91.7%	92.1%
Greater San Francisco	90.1%	91.3%	38.7%	57.7%	81.3%	85.6%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	95.4%	95.5%	86.8%	90.1%	92.2%	93.5%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	31-Mar-04	31-Mar-03	31-Mar-04	31-Mar-03	31-Mar-04	31-Mar-03
Total Office Portfolio	95.4%	95.5%	86.8%	90.4%	92.5%	93.8%
Total Office/Technical Portfolio	100.0%	100.0%	94.6%	88.6%	94.8%	89.1%
Total Industrial Portfolio	—	—	56.9%	88.3%	56.9%	88.3%

Total Portfolio	95.4%	95.5%	86.8%	90.1%	92.2%	93.5%

(1)	For disclosures relating to our definition of Same Property, see page 52.

Boston Properties, Inc.

First Quarter 2004

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	95	18	3	3	119
Square feet	27,630,149	1,454,742	353,009	937,874	30,375,774
Percent of in-service properties	93.6%	100.0%	100.0%	100.0%	94.2%
Occupancy @ 3/31/03	93.8%	89.1%	88.3%	—	93.5%
Occupancy @ 3/31/04	92.5%	94.8%	56.9%	—	92.2%
Percent change from 1st quarter 2004 over 1st quarter 2003 (2):
Rental revenue	-0.8%	-1.6%	-70.4%	-0.5%	-0.9%
Operating expenses and real estate taxes	0.4%	-8.7%	-14.0%	4.5%	0.7%
Net Operating Income (3)	-1.3%	1.1%	-107.5%	-27.7%	-1.6%
Net Operating Income (3)—without hotels					-1.3%

Rental revenue—cash basis	-0.4%	1.3%	-71.9%	-0.5%	-0.5%
Net Operating Income (3)—cash basis (4)	-0.9%	5.2%	-105.3%	-27.6%	-1.2%
Net Operating Income (3)—cash basis(4)—without hotels					-0.9%

Same Property Lease Analysis—quarter ended March 31, 2004

	Office	Office/Technical	Industrial	Total
Vacant space available @ 1/1/04 (sf)	2,098,229	97,337	169,273	2,364,839
Square footage of leases expiring or terminated 1/1/04-3/31/04	529,784	12,622	(17,264)	525,142

Total space for lease (sf)	2,628,013	109,959	152,009	2,889,981

New tenants (sf)	254,267	67,088	—	321,355
Renewals (sf)	257,269	14,338	—	271,607

Total space leased (sf)	511,536	81,426	—	592,962

Space available @ 3/31/04 (sf)	2,116,477	28,533	152,009	2,297,019

Net (increase)/decrease in available space (sf)	(18,248)	68,804	17,264	67,820
Average lease term (months)	87	106	—	90
2nd generation TI/Comm PSF	$26.33	$25.64	$—	$26.23
Increase (decrease) in 2nd generation gross rents (5)	-0.14%	3.41%	0.00%	-0.03%
Increase (decrease) in 2nd generation net rents (5)	2.12%	2.22%	0.00%	2.12%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 46 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 45. For disclosures relating to our use of NOI, see page 52.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 45. For disclosures relating to our use of NOI, see page 52.
(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs.initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 523,654 sf.

Boston Properties, Inc.

First Quarter 2004

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	03/31/2004	03/31/2003
	(in thousands)
Net income available to common shareholders	$66,048	$185,045
Gains on sales of real estate from discontinued operations, net of minority interest	(2,521)	(73,528)
Income from discontinued operations, net of minority interest	(1,068)	(2,924)
Gains on sales of real estate and other assets, net of minority interest	(6,698)	(52,912)
Minority interest in Operating Partnership	17,248	18,313
Income from unconsolidated joint ventures	(1,377)	(2,658)
Minority interest in property partnerships	(328)	(428)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and other assets, income from discontinued operations and gains on sales of real estate from discontinued operations	71,304	70,908

Add:
Loss from early extinguishment of debt	6,258	1,474
Net derivative losses	—	932
Depreciation and amortization	56,477	49,472
Interest	74,305	73,645
General and administrative	12,600	11,399

Subtract:
Interest and Other	(7,528)	(415)
Development and management services	(3,326)	(4,590)

Consolidated Net Operating Income	$210,090	$202,825

Same Property Net Operating Income	$195,071	$198,280
Net operating income from non same properties (1)	13,461	2,784
Termination income	1,558	1,761

Consolidated Net Operating Income	$210,090	$202,825

Same Property Net Operating Income	$195,071	$198,280
Less Straight Line Rent	9,156	10,157

Same Property Net Operating Income—cash basis	$185,915	$188,123

(1)	See pages 18-21 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2004

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-04	31-Mar-03			31-Mar-04	31-Mar-03			31-Mar-04	31-Mar-03
Rental Revenue	$286,952	$289,332			$5,153	$5,236			$100	$338
Less Termination Income	1,418	1,761			—	—			—	—

Rental revenue—subtotal	285,534	287,571	(2,037)	-0.7%	5,153	5,236	(83)	-1.6%	100	338	(238)	-70.4%
Operating expenses and real estate taxes	95,782	95,361	421	0.4%	1,319	1,445	(126)	-8.7%	115	134	(19)	-14.2%

Net Operating Income (1)	$189,752	$192,210	$(2,458)	-1.3%	$3,834	$3,791	$43	1.1%	$(15)	$204	$(219)	-107.4%

Rental revenue—subtotal	$285,534	$287,571			$5,153	$5,236			$100	$338
Less Straight Line Rent	9,166	10,041	(875)		(10)	138	(148)		(3)	(28)	25

Rental revenue—cash basis	276,368	277,530	(1,162)	-0.4%	5,163	5,098	65	1.3%	103	366	(263)	-71.9%
Less:
Operating expenses and real estate taxes	95,782	95,361	421	0.4%	1,319	1,445	(126)	-8.7%	115	134	(19)	-14.2%

Net Operating Income (2)—cash basis	$180,586	$182,169	$(1,583)	-0.9%	$3,844	$3,653	$191	5.2%	$(12)	$232	$(244)	-105.2%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-04	31-Mar-03			31-Mar-04	31-Mar-03
Rental Revenue	$13,178	$13,246			$305,383	$308,152
Less Termination Income	—	—			1,418	1,761

Rental revenue—subtotal	13,178	13,246	$(68)	-0.5%	303,965	306,391	(2,426)	-0.8%
Operating expenses and real estate taxes	11,678	11,171	507	4.5%	108,894	108,111	783	0.7%

Net Operating Income (1)	$1,500	$2,075	$(575)	-27.7%	$195,071	$198,280	$(3,209)	-1.6%

Rental revenue—subtotal	$13,178	$13,246			$303,965	$306,391
Less Straight Line Rent	3	6	(3)		9,156	10,157	(1,001)

Rental revenue—cash basis	13,175	13,240	(65)	-0.5%	294,809	296,234	(1,425)	-0.5%
Less:
Operating expenses and real estate taxes	11,678	11,171	507	4.5%	108,894	108,111	783	0.7%

Net Operating Income (2)—cash basis	$1,497	$2,069	$(572)	-27.6%	$185,915	$188,123	$(2,208)	-1.2%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 45. For disclosures relating to our use of NOI see page 52.
(2)	For a quantitative reconciliation of net operating income (NOI) on a cash basis see page 45. For disclosures relating to our use of NOI see page 52.

Boston Properties, Inc.

First Quarter 2004

LEASING ACTIVITY

All In-Service Properties—quarter ended March 31, 2004

	Office	Office/ Technical	Industrial	Total
Vacant space available @ 1/1/2004 (sf)	2,207,426	97,337	169,273	2,474,036
Property dispositions	—	—	—	—
New development completed (sf)	—	—	—	—
Leases expiring or terminated 1/1/04-3/31/04 (sf)	534,416	12,622	(17,264)	529,774

Total space for lease (sf)	2,741,842	109,959	152,009	3,003,810

New tenants (sf)	260,944	67,088	—	328,032
Renewals (sf)	257,269	14,338	—	271,607

Total space leased (sf)	518,213	81,426	—	599,639 (1)

Space available @ 3/31/04 (sf)	2,223,629	28,533	152,009	2,404,171

Net (increase)/decrease in available space (sf)	(16,203)	68,804	17,264	69,865
Average lease term (months)	87	106	—	90
2nd generation TI/Comm PSF	$26.33	$25.64	$—	$26.23
Increase (decrease) in 2nd generation gross rents (2)	-0.14%	3.41%	0.00%	-0.03%
Increase (decrease) in 2nd generation net rents (3)	2.12%	2.22%	0.00%	2.12%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 523,654.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 523,654.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	12,732	239,897	15.93%	29.40%	252,629
Washington	11,151	167,275	-1.33%	-9.93%	178,426
New York	—	84,950	-9.12%	-10.81%	84,950
San Francisco	—	80,556	-26.84%	-21.51%	80,556
Princeton	—	3,078	0.44%	10.06%	3,078

	23,883	575,756	-0.03%	2.12%	599,639

Boston Properties, Inc.

First Quarter 2004

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2004	2003	2002
Recurring capital expenditures	$3,211	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	324	4,464	31,908
Hotel improvements, equipment upgrades and replacements	273	2,345	3,218

	$3,808	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions (1) (in thousands, except per share amounts)

	Q1 2004	2003	2002
Office
Square feet	494,330	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$26.33	$14.41	$20.17

Office/Technical
Square feet	81,426	169,893	347,321

Tenant improvement and lease commissions PSF	$25.64	$6.43	$1.42

Industrial
Square feet	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$26.23	$13.93	$16.01

(1)	Based on leases executed during the period.

Boston Properties, Inc.

First Quarter 2004

ACQUISITIONS/DISPOSITIONS

as of March 31, 2004

ACQUISITIONS

For the period from January 1, 2004 through March 31, 2004

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
140 Kendrick Street (remaining 75% interest)	Mar-04	380,987	$21,552,000	$—	$21,552,000	100%

Total Acquisitions		380,987	$21,552,000	$—	$21,552,000	100%

DISPOSITIONS

For the period from January 1, 2004 through March 31, 2004

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
430 Rozzi Place (1)	Jan-04	20,000	$2,460,000	$2,172,000
Hilltop Office Center (1)	Feb-04	142,866	18,000,000	15,494,000
Sugarland Business Park, Building Two	Feb-04	59,215	7,131,000	2,414,000

Total Dispositions		222,081	$27,591,000	$20,080,000

(1)	We had a 35.7% interest in these properties, which were consolidated in our financial statements due to the scope and nature of our control. The gains presented are the gross amounts from the sales.

Boston Properties, Inc.

First Quarter 2004

VALUE CREATION PIPELINE—CONSTRUCTION PROGRESS

as of March 31, 2004 (except percentage leased)

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment(1)	Total Construction Loan	Amount Drawn at March 31, 2004	Estimated Future Equity Requirement	Percentage Leased
New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400	$46,111,629	$67,589,000	$65,000,000	$49,533,869	$—	100%
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272	520,321,244	653,500,000	475,000,000	360,526,300	—	35%
901 New York Avenue (25% ownership)	Q3 2004	Q3 2005	Washington, D.C.	1	538,463	29,391,964	44,777,000	30,000,000	14,297,597	—	80%

Total Development Properties				3	2,030,135	$595,824,837	$765,866,000	$570,000,000	$424,357,766	$—	55%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2004

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Construction Loan	Drawn at March 31, 2004	Estimated Future Equity Requirement	Percentage Leased
Class A Office Building

Total Developments Placed in Service				—	—	$—	$—	$—	$—	$—	—

(1)	Includes net revenues during lease-up period and cash component of hedge contracts.

Boston Properties, Inc.

First Quarter 2004

VALUE CREATION PIPELINE—OWNED LAND PARCELS

as of March 31, 2004

Location	No. of Parcels	Acreage	Developable Square Feet
Rockville, MD	3	83.0	1,242,000
Dulles, VA	2	76.6	945,000
Gaithersburg, MD	4	27.0	850,000
San Jose, CA	5	3.7	841,000
Reston, VA	4	43.2	1,602,000
Boston, MA	2	0.5	776,000
Marlborough, MA	1	0.5	170,000
Weston, MA	1	50.0	400,000
Waltham, MA	1	4.3	202,000
Andover, MA	1	74.0	350,000
Washington, D.C.	1	10.0	110,000

	25	372.7	7,488,000

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS as of March 31, 2004
Location	No. of Parcels	Acreage	Developable Square Feet
Princeton, NJ (1)	14	149.9	1,900,000
Washington, D.C. (2)	2	4.6	1,432,000
Framingham, MA (3)	1	21.5	300,000
Cambridge, MA (4)	1	2.6	165,000

	18	178.6	3,797,000

(1)	$20.00 per developable square foot plus an earnout calculation.
(2)	One parcel is subject to ground lease. The other parcels’ option expires on 3/16/05 if there is no tenant.
(3)	Subject to ground lease.
(4)	Prior to January 23, 2005, the cost will be $29.52/SF of land area. Land area is approximately 109,000 SF.

Boston Properties, Inc.

First Quarter 2004

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations:

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific supplemental adjustments, including net derivative losses and early surrender lease adjustments. Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership, net derivative losses and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as being “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “same properties.” “Same properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “same properties.” See pages 18-21 for “in-service properties” which are not included in “same properties.”

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